LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MARCH 3, 2016

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2015, OF

QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

The following information supplements the fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information:

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) will become a subadviser, and QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), responsible for the implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy, will cease to be a subadviser, to the fund. The same portfolio managers will continue to serve the fund. QS Investors and QS LMGAA are wholly-owned subsidiaries of Legg Mason, Inc. As of December 31, 2015, QS Investors had assets under management of approximately $23.7 billion, representing the combined assets of QS Investors, QS LMGAA and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”). QS LMGAA and QS Batterymarch will be combined with QS Investors as of April 1, 2016.

Legg Mason Partners Fund Advisor, LLC will remain the fund’s investment manager, and Western Asset Management Company will remain as a subadviser to the fund.

The previous announcement of a change to the fund’s name has been rescinded. The fund’s name will remain QS Legg Mason Dynamic Multi-Strategy VIT Portfolio.

Please retain this supplement for future reference.

QSIN248243